UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2005

                                 ACCELRYS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-27118                  33-0557266
 (State or other jurisdiction of      (Commission                 (Id. No.)
I.R.S. Employer incorporation or      File Number)
       organization)

           10188 Telesis Court, San Diego, California            92121-1761
           (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (858) 799-5000





 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02.  Results of Operations and Financial Condition.

On May 12, 2005, Accelrys, Inc. issued a press release announcing its results for the quarterly period and full year ending March 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number                       Description
--------------       ----------------------------------------------------
99.1                 Press Release dated May 12, 2005

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ACCELRYS, INC.


                                  By: /s/ David Sankaran
                                  ------------------------------------------
                                  David Sankaran
                                  Senior Vice President and
                                  Chief Financial Officer


Date:   May 12, 2005